Exhibit 99.2

Certification Pursuant To

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of LaSalle Hotel Properties (“LHO”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hans S. Weger, Executive Vice President, Treasurer and Chief Financial Officer of LHO, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LHO.

/s/ HANS S. WEGER
Hans S. Weger
Executive Vice President, Treasurer and Chief Financial Officer

April 21, 2003

36